©2025 WEREWOLF THERAPEUTICS1 | CORPORATE PRESENTATION | August 2025 Building a Novel Class of Conditionally Activated Immunotherapies for Patients with Cancer

©2025 WEREWOLF THERAPEUTICS2 | Cautionary Statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding Werewolf Therapeutics, Inc.’s (the “Company”) strategy, future operations, prospects, plans, and objectives of management; the projection of the cash runway; the expected timeline for the preclinical and clinical development of product candidates and the availability of data from such preclinical and clinical development; the timing of anticipated regulatory engagement; the potential activity and efficacy of product candidates in preclinical studies and clinical trials; the anticipated safety profile of product candidates; and the timing and outcome of planned meetings with regulatory authorities, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The words “aim,” “anticipate,” “approach,” “believe,” “contemplate,” “continue,” “could,” “design,” “designed to,” “engineered,” “estimate,” “expect,” “goal,” “intend,” “may,” “might,” “objective,” “ongoing,” “opportunity,” “plan,” “potential,” “predict,” “project,” “promise,” “should,” “target,” “will,” or “would,” or the negative of these terms, or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including: uncertainties inherent in the development of product candidates, including the conduct of research activities and the initiation and completion of preclinical studies and clinical trials; uncertainties as to the availability and timing of results from preclinical studies and clinical trials; the timing of and the Company’s ability to submit and obtain regulatory approval for investigational new drug applications; whether results from preclinical studies will be predictive of the results of later preclinical studies and clinical trials; whether preliminary or interim data from a clinical trial will be predictive of the results of the trial and future clinical trials; the Company’s ability to manage cash resources and obtain additional cash resources to fund the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements; as well as the risks and uncertainties identified in the “Risk Factors” section of the Company’s most recent Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and in subsequent filings the Company may make with the SEC. In addition, the forward- looking statements included in this presentation represent the Company’s views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation. Note: Certain graphics contained in this presentation are created with BioRender.com. WEREWOLF®, the WEREWOLF logo, PREDATOR®, INDUKINE , INDUCER and other Werewolf trademarks, service marks, graphics and logos are trade names, trademarks or registered trademarks of Werewolf Therapeutics, Inc., in the United States or other countries. All rights reserved.

Investment Highlights

Deep and Diversified Pipeline Utilizing Unique PREDATOR® Platform

Tissue-Targeted Conditionally Activated Biologics with Near-Term Milestones

Clinical Stage INDUKINE™ Molecules:

- **WTX-124 (IL-2 prodrug)** interim Phase 1/1b data readout expected in **4Q25**; Meeting with FDA planned in **2H25** to discuss potential registrational pathways
- **WTX-330 (IL-12 prodrug)** Initiated Phase 1b/2 follow-on dose- and regimen-finding study in **1Q25;** anticipated determination of dosing regimen by **end of 2025**

Next-Generation INDUCER™ Molecules:

- Harness PREDATOR masking technology and novel protease linkers to overcome therapeutic index limitations seen with other T cell engagers
- **WTX-1011 STEAP1 INDUCER T Cell Engager** for prostate cancer
- Additional INDUCER development candidate nomination expected in **2H25**

Solid Foundation

- Operational Expertise with Experienced Management Team
- **$77.6M in cash and equivalents** as of June 30, 2025
- **Runway into 4Q26** with multiple potential near-term catalysts
- Developmental pipeline and customizable technology provides partnering opportunities

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©2025 WEREWOLF THERAPEUTICS

Werewolf THERAPEUTICS

©2025 WEREWOLF THERAPEUTICS4 | Overcoming Off-Target Toxicity has been a Key Challenge for Cytokine and T Cell Engager Therapies Suboptimal Pharmaceutical Properties Toxicity with Poor Clinical Outcomes Our Solution: Conditionally Activated Immunotherapy The Challenge: Off-Tumor Toxicity Limits Therapeutic Index With Optimized Therapeutic Index Masked Therapy (inactive) Activated Therapy Tumor Activated Therapy Activated immune cells On-Target Immune Activation Targeted Delivery to the Tumor Microenvironment

Next-Generation Conditionally Activated Molecules Designed to Improve Therapeutic Index

INDUKINE and INDUCER molecules harness PREDATOR masking and protease linker technology

INDUKINE Molecules




Proprietary Masking Technology
Proprietary Linker
Targeted Antitumor Immunity
Half-Life Extension

INDUCER Molecules



Unique and Customizable Molecules with Tissue-Targeted Properties Across Multiple Indications

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Werewolf THERAPEUTICS

Leveraging Positive INDUKINE Clinical Data to Advance INDUCER Development Strategy


Proprietary Masking Technology
Proprietary Linker
Targeted Antitumor Immunity
Half-Life Extension

Platform Technology Validated by WTX-124 Clinical Data

- ✓ Preferential exposure of active molecule in the TME[1]
- ✓ On-target immune activation in TME[1,3]
- ✓ Reduction of systemic toxicity and off-tumor effects[2,4]
- ✓ Confirmed, durable responses in multiple solid tumors[4]
- ✓ Wide therapeutic index compatible with outpatient administration[5]

Abbreviation: TME-tumor microenvironment

[1]Nirschi CJ et al., Cancer Immunology Research 2022 10(5):581-596

[2]Nirschi CJ et al., SITC 2023 Poster: Optimal Antitumor Immunity is Triggered by WTX-124, a Clinical Stage Conditionally Activated INDUKINE™ Molecule

[3]Based on patient data for whom treatment biopsies were available as of February 7, 2025.

[4]Preliminary clinical data as of May 1, 2024, for an ongoing, open label Phase 1/1b clinical trial.

[5]Preliminary clinical data as of March 26, 2025, for an ongoing, open label Phase 1/1b clinical trial.

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Pipeline: Novel Clinical and Preclinical Drug Candidates

PROGRAM	TARGET	INDICATIONS	DISCOVERY	IND-ENABLING	PHASE 1	PHASE 2	STATUS
WTX-124 INDUKINE Molecule	IL-2	**Advanced or Metastatic Solid Tumors** Monotherapy & in combination with pembrolizumab					Anticipate meeting with FDA in 2H25; Interim Ph1/1b monotherapy and combination data expected in 4Q25
WTX-330 INDUKINE Molecule	IL-12	**Advanced or Metastatic Solid Tumors and Lymphoma** Monotherapy					Anticipate determination of dosing regimen by the end of 2025
WTX-712 INDUKINE Molecule	IL-21	**Oncology**					IND-enabling studies ongoing; Available for partnering
WTX-518 INDUKINE Molecule	IL-18	**Oncology**					IND-enabling studies ongoing; Available for partnering
WTX-921 INDUKINE Molecule	IL-10	**Inflammatory Disease, including IBD**					Available for partnering
WTX-1011 INDUCER Molecule	STEAP1	**Prostate Cancer**					IND-enabling studies ongoing; Available for partnering
INDUCER Molecules	Multiple	**Oncology**					Additional candidate nomination expected in 2H25
JZP898 INDUKINE Molecule	IFNα	**Oncology** Exclusive global rights licensed to Jazz Pharmaceuticals					Phase 1/1b FIH study as monotherapy and in combination with pembrolizumab

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©2025 WEREWOLF THERAPEUTICS

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©2025 WEREWOLF THERAPEUTICS8 | ©2025 WEREWOLF THERAPEUTICS WTX-124

WTX-124: Maximizing the Therapeutic Index of IL-2 Therapy in Cancer Patients

THE CHALLENGE

Approved high-dose IL-2 therapy with aldesleukin (Proleukin®) produces durable responses in patients with cutaneous melanoma and renal cell carcinoma, but its use is limited by severe toxicity

Unique Advantages of WTX-124, an IL-2 INDUKINE Molecule

Novel prodrug engineered with enhanced pharmaceutical properties to selectively release a fully potent IL-2 in the tumor microenvironment to stimulate antitumor immunity with reduced toxicity

Key Opportunities

- Provide IL-2 therapy broadly to patients with advanced or metastatic cutaneous melanoma and renal cell carcinoma who are ineligible for HD IL-2
- IL-2 therapy may have potential benefit in any of the ICI-sensitive solid tumor indications
- Address an unmet medical need for ICI-relapsed/refractory patients
- Safely combine IL-2 therapy with SOC agents including ICIs in earlier lines of therapy

Abbreviations: HD-high dose; SOC-standard of care; ICI-immune checkpoint inhibitor

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©2025 WEREWOLF THERAPEUTICS10 | Significant Opportunity to Expand IL-2 Market Across Multiple Indications Abbreviations: HD-high dose; CR-complete response; ORR-objective response rate Proleukin (aldesleukin) injection label, Reference ID: 3165255; Proleukin (aldesleukin) injection label (fda.gov), accessed Sept. 2, 2024 Malignant Melanoma Received IL-2 Other Malignant Renal Cell Carcinoma Received IL-2 Other But most patients don’t receive HD IL-2 due to toxicity 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% Re sp on se ra te fo r p at ie nt s t re at ed w ith HD -IL -2 Complete Response Partial Response Metastatic Renal Cell Carcinoma ORR = 15% Metastatic Melanoma ORR = 16% 80+ Months CR Median Duration 59+ Months CR Median Duration HD IL-2 has potential for profound patient benefit Large % of patients across multiple tumor types currently unable to receive HD IL-2 could be treated with a more tolerable IL-2 therapy that retains the profound clinical benefit

WTX-124 Delivers IL-2 Selectively to Tumors in Preclinical Models

Wild type IL-2 released in the TME expands and activates antitumor CD8+ T effector cells preferentially over Tregs

WTX-124 antitumor activity is substantially more potent than a "non-alpha" IL-2 INDUKINE molecule in MC38 tumor model



Tumor Volume (mm³)
Days after start of dosing
Vehicle
WTX-124 (70µg/dose)
Non-Alpha INDUKINE (700µg/dose)



TILs
Draining Lymph Node
CD8+ Tet+/ Treg Ratio
CD8+ % Polyfunctional
****
ns
7.4x
****
Ratio
Vehicle
WTX-124

Tumor selective targeting of IL-2 exposure



Plasma
WTX-124 INDUKINE
IL-2
nMolar
Time (hours)
Tumor

WTX-124 dosed on Day 1 and 4 (50 µg)

Abbreviations: TME-tumor microenvironment; TIL-tumor infiltrating lymphocytes; Tet-tetramer

Nirschl CJ et al., Cancer Immunology Research 2022 10(5):581-596

Nirschl CJ et al., SITC 2023 Poster: Optimal Antitumor Immunity is Triggered by WTX-124, a Clinical Stage Conditionally Activated INDUKINE™ Molecule

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WTX-124 Monotherapy and Combination Expansion Arms are Actively Enrolling

Dose escalation completed with 65 patients having received at least one dose of WTX-124

MONOTHERAPY DOSE ESCALATION

1 mg	3 mg	6 mg	12 mg	18 mg	23 mg	28 mg
n=3	n=4	n=4	n=11	n=9	n=8	n=3
			clinical activity	*RDE*		

18mg IV Q2W selected as WTX-124 monotherapy RDE (*MTD not established*)

n=42 patients treated

COMBINATION THERAPY DOSE ESCALATION

3 mg	6 mg	12 mg	18 mg	23 mg
n=4	n=4	n=4	n=6	N=5
		clinical activity	*RDE*	

18mg IV Q2W selected as WTX-124 RDE in combination with pembrolizumab 400mg IV Q6W (*MTD not established*)

n=23 patients treated

MONOTHERAPY/COMBINATION THERAPY DOSE EXPANSION

1. Renal cell carcinoma
- Monotherapy: n=20
- Combination therapy: n=20

2. Cutaneous melanoma
- Monotherapy: n=20
- Combination therapy: n=20

3. Cutaneous SCC
- Monotherapy: n=10

4. NSCLC, PD-L1+
- Combination therapy: n=20

Trial Details

- mTPI-2 (Modified Toxicity Probability Interval 2) study design; enrolling ~175 patients with IO-sensitive tumors
- Monotherapy and combination therapy dose escalations enrolled in parallel with staggered start for combination
- Assessment of safety, efficacy, pharmacokinetics, biomarkers, and ADA
- Tumor biopsies obtained on treatment to evaluate PD biomarkers supporting proof of mechanism

Abbreviations: RDE-recommended dose for expansion; IV-intravenous; Q2W-once every two weeks; Q6W-once every six weeks MTD-maximum tolerated dose; ADA-antidrug antibody; SOC-standard of care; PD-pharmacodynamic; IO-immunotherapy
Note: Dose escalation completed February 4, 2025.

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WTX-124 was Generally Well Tolerated as a Monotherapy in the Outpatient Setting

Key Safety Findings:

- Most frequent related TEAEs were arthralgia, fatigue, pruritis and eosinophilia
- Majority of related TEAEs were Grade 1 and 2, Grade 3 TEAEs at ≥18mg were manageable, reversible
- No evidence of VLS, ≥ Grade 2 CRS, or infusion reactions
- No recurrence to date of irAEs that had previously occurred on ICI therapy
- No new safety signals seen in combination with pembrolizumab

Frequency of related TEAEs occurring in more than one patient

N=35 patients were treated with WTX-124 monotherapy (1-28 mg IV Q2W) and evaluable for safety



Arthralgia
Fatigue
Pruritus
Eosinophilia
Myalgia
Rash maculo-papular
Rash
Chills
Nausea
Headache
Oedema peripheral
Localised oedema
Diarrhoea
Rash erythematous
Pyrexia
Pain in extremity
Influenza like illness
Hypotension
Erythema
Vomiting
Stomatitis
Paraesthesia
Non-cardiac chest pain
Muscular weakness
Leukocytosis
Hypophosphataemia
Hyponatraemia
Hypomagnesaemia
Dry skin
Cytokine release syndrome
Cough
C-reactive protein increased
Blood creatinine increased
Blood alkaline phosphatase increased
Asthenia
Aspartate aminotransferase increased
Abdominal pain
▲
Adverse event preferred terms
0
5
10
Number of subjects
Grade
Grade 1
Grade 2
Grade 3
Grade 4
Grade 5

Abbreviations: TEAEs-treatment-emergent adverse events; IV-intravenously; Q2W-once every two weeks; irAEs-immune related adverse events; ICI-immune checkpoint inhibitor; CRS-cytokine release syndrome; VLS-vascular leak syndrome

Note: Preliminary clinical data as of May 1, 2024, for an ongoing, open label Phase 1/1b clinical trial.

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WTX-124 Monotherapy Induced Rapid, Durable Regressions of Target Lesions


WTX-124 (mg): 12 18
Best Percent Change from Baseline, %
80
60
40
20
0
-20
-40
-60
-80
-100
Melanoma
Melanoma
BCC
Uveal
Urothelial
Mucosal
NSCLC
NSCLC
Melanoma
NSCLC
HCC
RCC
Melanoma
GEJ
*
CSCC
Melanoma
Three patients had objective responses (ORR = 3/16); an additional seven had stable target lesions at potential RDE doses


Percent Change from Baseline (%)
80
60
40
20
0
-20
-40
-60
-80
-100
All three objective responses to WTX-124 monotherapy occurred within two cycles (~8 weeks)
Gastroesophageal junction tumor (18 mg) *
Melanoma (12 mg)
Cutaneous squamous cell carcinoma (12 mg)
0
5
10
15
20
25
Time (Weeks)
WTX-124 (mg): 12 18

*Metastatic lymph node target lesion normalized in size (<1 cm)

Abbreviations: RDE-recommended dose for expansion; BCC-basal cell carcinoma; NSCLC-non-small cell lung cancer; HCC-hepatocellular carcinoma; RCC-renal cell carcinoma; GEJ-gastroesophageal junction tumor; CSCC-cutaneous squamous cell cancer; ORR-objective response rate

Note: Preliminary clinical data as of May 1, 2024, for an ongoing, open label Phase 1/1b clinical trial.

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©2025 WEREWOLF THERAPEUTICS

Complete Response Ongoing at >18 Months in a Patient with ICI-Refractory Cutaneous SCC

72-year-old man with metastatic cutaneous SCC who progressed on RT/cetuximab and had no response to four doses (12 weeks) of cemiplimab (Libtayo®; anti-PD-1) – *panel a*

Initiated treatment with **WTX-124 (12 mg IV Q2W)** three months after discontinuing cemiplimab

Baseline CT showed a 2.6 cm premaxillary target lesion (T) and a non-target lesion (NT) extending into the pterygopalatine fossa – *panel b*

WTX-124 TREATMENT RESPONSE

- **3 weeks**: On-treatment biopsy of target lesion showed no tumor
- **8 weeks**: restaging CT showed a partial response (PR) with a 62% decrease of target lesion, no increase of non-target lesion – *panel c*
- **12 weeks**: confirmatory PET-CT showed a complete metabolic response of target/non-target lesions, consistent with a CR – *panel d*

Patient tolerated therapy well with only Grade 2 arthralgias, Grade 2 rash

WTX-124 treatment stopped at 21 weeks in setting of confirmed CR
Response ongoing at >1 year off drug


June 2023: PET-CT at time of progression on cemiplimab
T
NT
a
September 2023: Baseline CT performed at study entry
b
November 1, 2023: First restaging CT at 8 weeks
c
November 30, 2023: Confirmatory PET-CT at 12 weeks
d

Abbreviations: SCC-squamous cell carcinoma; CT-computed tomography scan; IV-intravenous; Q2W-every two weeks; PET-positron emission tomography; ICI-immune checkpoint inhibitor
Note: Preliminary clinical data as of May 12, 2025, for an ongoing, open label Phase 1/1b clinical trial.

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Early Evidence in Dose Escalation of Durable Antitumor Activity for Combination of WTX-124 and Pembrolizumab

- Antitumor activity demonstrated in two patients with cutaneous melanoma treated with WTX-124 (12 mg IV Q2W) in combination with pembrolizumab (400 mg Q6W)
- Both patients previously received SOC immune checkpoint inhibitor therapy
- Patient with CR had five liver metastases at baseline (two target, three non-target); all regressed completely
- Both patients tolerated therapy well over multiple cycles

Target lesion responses over time in cutaneous melanoma patients treated with 12mg WTX-124 (12 mg IV Q2W) plus pembrolizumab (400 mg Q6W)



% change from baseline (Target Lesion SD)
20
0
-20
-40
-60
-80
-100
0
28
56
84
112
140
168
196
224
252
280
308
336
364
392
Time (days)
PR (confirmed)
CR (confirmed)
Dose (mg)
12
Ongoing
Scan
Overall response per RECIST 1.1

Abbreviations: SOC-standard of care; TL-target lesion; uPR-unconfirmed partial response; PR-partial response; CR-complete response; IV-intravenously; Q2W-once every two weeks; Q6W-once every six weeks

Note: Preliminary clinical data as of May 12, 2025.

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WTX-124 Effectively Limits Systemic Exposure of Active Cytokine

Data account for the improved safety profile and therapeutic index of WTX-124 compared to HD IL-2

Preliminary PK findings:

- WTX-124 dosed at 18 mg IV Q2W has a ~1.5-fold higher Cmax than HD IL-2
- Peak free IL-2 exposure after WTX-124 18 mg is ~146-fold lower than HD IL-2
- Across all dose levels, free IL-2 levels are very low (0.5%* of prodrug exposure)
- WTX-124 PK is approximately dose-proportional up to 18 mg IV Q2W
- Repeat dosing does not cause accumulation of WTX-124 or free IL-2
- ADA are transient, primarily low titer, and have no impact on repeat dose exposure
- Pembrolizumab does not affect WTX-124 PK

Cycle 1 PK profiles for WTX-124 and free IL-2 compared to HD IL-2 Cmax (mean ± SEM)



High Dose (HD) IL-2 Cmax
~146-fold
18 mg IV Q2W Cmax
Concentration (nM)
100
10
1
0.1
0.01
0.001
Time (days)
0
2
4
6
8
10
12
14
Free IL-2
WTX-124 prodrug
Dose
1 mg
3 mg
6 mg
12 mg
18 mg
23 mg
28 mg

Preliminary PK data as of December 3, 2025

*Mean Cmax ratio (free IL-2/WTX-124 prodrug) in Cycle 1 expressed as percentage.

Abbreviations: HD-high dose; IV-intravenously; Q2W-once every two weeks; PK-pharmacokinetics; ADA-antidrug antibodies

17 | Note: Preliminary clinical data as of March 26, 2025.

©2025 WEREWOLF THERAPEUTICS

WTX-124 Treatment Causes Dose Dependent Increases in Intratumoral T-cell Activation

Key insights from NanoString analysis of paired tumor biopsies:

- Largest changes seen at WTX-124 23 mg (monotherapy)
- Increased *CD3D* and *CD8A* likely reflect increased T cells in tumors
- Upregulation of *IL2RA, GZMB, LAG3* and *CTLA4* signify increased T cell activation and effector function
- Treg genes such as *FOXP3* do not vary with dose
- Combination therapy causes upregulation of a distinct subset of genes not seen with monotherapy including *TBX21* and *IFNG*

Top 40 upregulated T-cell activation genes across all monotherapy dose levels

Treg gene



log2 Fold Change
-4
-2
0
2
Gene
CD3D
TNFSF4
PSEN2
LAG3
CD8A
GZMB
SELL
NFKB1
ITK
EGR1
CTLA4
ZAP70
RORC
CXCL12
CCL19
IL15
IL18R1
CCR5
CCL11
IL23A
CXCR3
IL2RA
IFNB1
CD28
TNFRSF8
IL4
IDO1
CD3G
CCL3
ADA
IL12RB2
CD2
CCR4
CCL5
CD80
VCAM1
RAG1
CCL7
CD247
CCR2
FOXP3
1 (n=2)
3 (n=2)
6 (n=2)
12 (n=4)
18 (n=7)
23 (n=3)

Key T cell genes upregulated after combination therapy



Genes
TBX21
PRF1
LAG3
IL2RA
IFNG
GZMB
GZMA
CXCL10
CD3D
CD274
log2 Fold change
3
2
1
0
3 (n=2)
6 (n=3)
12 (n=2)
18 (n=3)
23 (n=2)
Dose level
(patients)

Note: Data presented for patients for whom on-treatment biopsies were available as of February 7, 2025.

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Preliminary WTX-124 Clinical Data Demonstrate Potential for a Best-in-class IL-2 Therapy

Key Takeaways

- ✓ 18 mg IV Q2W selected as RDE for both monotherapy and combination therapy based on optimal balance of clinical activity and tolerability (all expansion arms open and enrolling)
- ✓ Durable monotherapy activity (CR, PR per RECIST 1.1) demonstrated in heavily pretreated patients refractory to all SOC therapies, including immune checkpoint inhibitors (ICIs)
- ✓ Safety profile with SOC ICI pembrolizumab supports opportunities for development in earlier lines of therapy
- ✓ PK data notable for high WTX-124 exposure but low free IL-2 exposure in plasma, validating prodrug design
- ✓ On treatment biopsies show hallmarks of IL-2 activity in TME (e.g., effector CD8 T cell expansion and activation)

Next Steps

- ✓ 4Q25: Anticipate release of interim data from Phase 1/1b study of monotherapy and combination with pembrolizumab, including tolerability, response rate, and durability for patients with cutaneous melanoma and renal cell carcinoma
- ✓ 2H25: Plan to engage regulators to discuss potential registrational pathways in advanced or metastatic cutaneous melanoma

Abbreviations: SOC-standard of care; RDE-recommended dose for expansion; IV-intravenously; Q2W-once every two weeks; CR-complete response; PR-partial response; ICI-immune checkpoint inhibitor; PK-pharmacokinetics; TME-tumor microenvironment

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©2025 WEREWOLF THERAPEUTICS20 | Fast to Market Indication Expansion Move Upstream Priority Indications: Engage with FDA on potential registrational path for expansion indications in cutaneous melanoma, RCC, CSCC Other IO-Sensitive Tumors: Development in additional indications in expansion based on evolving data Combine with SOC in Earlier Lines: Safety profile supports combinations in earlier lines of therapy across multiple indications where PD-(L)1 therapy is approved Development Strategy Designed to Realize WTX-124 Commercial Opportunity Abbreviations: RCC-renal cell carcinoma; ICI-immune checkpoint inhibitor; CSCC-cutaneous squamous cell carcinoma; IO-immunotherapy; SOC-standard of care

Market Potential in the US in Advanced/Metastatic Melanoma ~$4.1B Spanning 1L-3L

	US
Incident Cases	14,500

1L Treatment

~12,800 patients

PD-1 monotherapy (KEYNOTE-006)	Nivolumab + Ipilimumab (CheckMate-067)	Nivolumab + LAG3 (RELATIVITY-047)	BRAF + MEK (40-60% pts BRAFmut) Less often 1L Sequenced after IO

$2.5B

2L/3L Treatment

~7,700 patients

PD-1 monotherapy (KEYNOTE-001)	BRAF +/- MEK (Sequencing based on 1L)	PD-1 + CTLA-4 (Sequencing based on 1L)	PD-1 + LAG-3 (Sequencing based on 1L)	TILs (C-144-01)	Chemotherapy

$1.6B

Source: SEER; Melanoma CancerMPact Treatment Architecture 2022

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~$23B Total Market Opportunity for Four Tumor Types in WTX-124 Development Plan

Market Size for Melanoma, CSCC, RCC, and PD-L1 ≥1% NSCLC

WTX-124 has opportunity to address unmet need within four priority tumor types



PD-L1 ≥1% NSCLC
RCC
CSCC
Melanoma
$4.1B
$2.6B
$8.3B
$8.3B

Future WTX-124 Development Plan

WTX-124 has the potential to expand into additional tumor types where PD-(L)1 is approved

A total of ~20 additional tumor types with US revenue of **~$27B**[1] (in 2023)

Source: Bluestar analysis

[1] Based on disclosed 2023 revenue for PD-(L)1

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©2025 WEREWOLF THERAPEUTICS23 | ©2025 WEREWOLF THERAPEUTICS WTX-330

WTX-330: Leveraging the Potential of IL-12 Therapy to Address IO Resistance

THE CHALLENGE

IL-12 is a potent, pleiotropic cytokine that could address a substantial unmet medical need for patients who are resistant to SOC immunotherapies. Unfortunately, systemic administration of recombinant human IL-12 therapy is associated with severe, unmanageable toxicities that have precluded its clinical development

Unique Advantages of WTX-330, an IL-12 INDUKINE Molecule

Novel prodrug engineered to release a fully potent, wild type IL-12 cytokine selectively in the tumor microenvironment to improve the therapeutic index

Key Opportunities

- Enable patients to benefit from IL-12 therapy for the first time through improved tolerability
- Leverage IL-12 biology to address a significant unmet medical need for patients with poorly immunogenic tumors or tumors resistant to SOC immunotherapies
- Investigate complementary combination strategies to further enhance antitumor activity

Abbreviations: IO-immunotherapy; SOC-standard of care

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Werewolf THERAPEUTICS

INDUKINE Delivers IL-12 Selectively to Tumor Tissue with an Improved Therapeutic Index

Activation of antitumor CD8+ T effector cells & pleiotropic immune activation in the TME in preclinical models


MC38 tumor model
Vehicle
mWTX-330 (7µg/dose)
mWTX-330 (43µg/dose)
Tumor Volume (mm³)
2,000
1,500
1,000
500
0
0
10
20
30
Time (days)


Tumor
****
Peripheral Blood
ns
CD8+ % Polyfunctional
60
40
20
0
16
14
12
10
8
Vehicle
mWTX-330
Vehicle
mWTX-330
Vehicle
mWTX-330


Therapeutic Window
Recombinant Chimeric IL-12
mWTX-330
5x
49x
Minimum Efficacious Dose
Maximum Tolerated Dose
0
5
10
15
IL-12 Dose (Nanomoles)


Vehicle
WTX-124
mWTX-330
-1
0
1
WTX-124
172
296
122
mWTX-330

Differential Gene Signatures

- ✓ Intratumoral IL-12 pathway activation
- ✓ Activation of multiple antigen presentation mechanisms
- ✓ Th1 lineage skewing
- ✓ Treg fragility
- ✓ Increased chemokine expression

Nirschl CJ et al., Cancer Immunology Research, 1 July 2023; 11 (7): 962–977
Abbreviation: TME-tumor microenvironment

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Werewolf THERAPEUTICS

WTX-330 Phase 1 FIH Clinical Trial – WTX-330x2101 (Completed)

Twenty-five patients received at least one dose of WTX-330 to date (n=11 in escalation, n=14 in expansion)

Monotherapy Dose Escalation

Patients with solid tumors relapsed/refractory to all SOC

- 0.016 mg/kg n=3
- 0.024 mg/kg n=3
- 0.032 mg/kg n=5

Clinical activity
Tolerability

0.024 mg/kg IV Q2W selected for dose expansion arms

Dose Expansion

ARM A (N=5): Patients with IO-sensitive solid tumors who have been treated with a SOC ICI regimen and who have 1° or 2° resistance

ARM B (N=9): Patients with tumors for which ICI therapy is not indicated/approved (IO-naïve)

Trial Details

- Bayesian logistic regression model study design
- Monotherapy escalation followed by two basket expansion arms
- ICI-unapproved and ICI-resistant indications as supported by IL-12 biology and preclinical data
- Assessment of safety, efficacy, PK, biomarkers, and ADA
- On-treatment biomarker analysis (tumor, blood) evaluating proof of mechanism including conditional activation

Abbreviations: FIH-first in human; ICI-immune checkpoint inhibitor; IO-immunotherapy; IV-intravenous; Q2W-once every two weeks; SOC-standard of care; PK-pharmacokinetics; ADA-antidrug antibody

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WTX-330 was Generally Well Tolerated as a Monotherapy in the Outpatient Setting

Related TEAEs were primarily mild to moderate including at clinically active doses

Key safety findings:

- Most frequent related TEAEs were CRS[1], chills, pyrexia and elevated liver function test abnormalities
- Gr3 and Gr4 related TEAEs were manageable, reversible
- Toxicities were typical for systemic IL-12 therapy, less severe compared to rhIL-12 and improved with continued dosing
- Expansion arms opened at 0.024 mg/kg - two DLTs observed at 0.032 mg/kg (Gr3 mucositis, Gr3 AST increase); no MTD reached

Frequency of related TEAEs occurring in more than one patient

N=25 patients treated with ≥1 dose of WTX-330 across three dose levels (0.016-0.032 mg/kg IV Q2W)



Cytokine release syndrome
Chills
Pyrexia
Alanine aminotransferase increased
Aspartate aminotransferase increased
Fatigue
Nausea
Anaemia
Blood bilirubin increased
Neutrophil count decreased
Vomiting
Headache
Stomatitis
Decreased appetite
Hypotension
Lymphocyte count decreased
Platelet count decreased
Thrombocytopenia
White blood cell count decreased
Hypokalaemia
Mucosal inflammation
Sinus tachycardia
Back pain
Blood alkaline phosphatase increased
Bone pain
Constipation
Cough
Dyspnoea
Hypertension
Hyponatraemia
Oedema peripheral
Oropharyngeal pain
Adverse event preferred terms
0
5
10
15
# of patients
Grade
Grade 1
Grade 2
Grade 3
Grade 4
Grade 5

[1]CRS graded by ASTCT grading scale (see: Lee DW, et al. *Biol Blood Marrow Transplant* 2019;25(4):625–38)

Abbreviations: CRS-cytokine release syndrome; TEAEs–treatment-emergent adverse events; Gr–grade; DLTs–dose limiting toxicities; AST–aspartate aminotransferase

Note: Final data for WTX-330 FIH Phase 1 study

Database lock date: March 5, 2025

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Werewolf THERAPEUTICS

©2025 WEREWOLF THERAPEUTICS28 | WTX-330 Demonstrated Monotherapy Clinical Activity Across Diverse Tumor Types One patient with a confirmed PR (RECIST 1.1) and an additional seven patients with stable target lesions (n=15)1 Abbreviations: MSS-microsatellite stable; CRC-colorectal cancer; NET-neuroendocrine tumor; SCC-squamous cell cancer; NSCLC-non-small cell lung cancer; PR-partial response Note: Preliminary clinical data as of October 7, 2024. 1An additional patient with pancreatic ductal adenocarcinoma was evaluable and had an overall response of RECIST SD, but the data were not entered at the time of the database snapshot.

Confirmed partial response in 76-year-old woman with ICI-refractory melanoma

Treatment history:

- Progressed while receiving adjuvant pembrolizumab
- Presented with diffuse in-transit metastases of the R lower leg, a non-healing melanomatous ulcer and an enlarged R inguinal lymph node

Timeline of response to **0.024 mg/kg WTX-330 IV Q2W**:

- **3 weeks**: On-treatment biopsy showed no tumor
- **8 weeks**: 47% ↓ in TL and no increase in NTL (**RECIST PR**); punch biopsies showed no active melanoma
- **10 weeks**: Reduced tumor metabolic activity on PET-CT
- **16 weeks**: RECIST PR confirmed but patient discontinued WTX-330 due to a related anemia

12 weeks after stopping WTX-330, patient noted to have an ongoing response at a subset of lesions

Pretreatment: Patient had diffuse in-transit metastases of R lower leg (*a, b*), a melanomatous ulcer (*b*) and strong FDG uptake on PET (*c*)


a


b


c

Transverse section of R leg visualized by PET-CT

On-/post-treatment: Many nodules have regressed (*d, e*), ulcer has healed (*e*) and tumor metabolic activity is markedly decreased (*f*)


d


e


f

Decreased FDG uptake in R leg on PET-CT

Abbreviations: PR-partial response, IV-intravenous, Q2W-once every two weeks, EOT-end of treatment, RLE-right lower extremity, TL-target lesion, NTL-non-target lesion
Note: Preliminary clinical data as of October 7, 2024, for an ongoing, open label Phase 1/1b clinical trial.

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Werewolf THERAPEUTICS

WTX-330 Delivered 22-fold Greater IL-12 to Patients Compared to rhIL-12 Therapy

PK data account for the improved therapeutic index of WTX-330 compared to rhIL-12

Preliminary PK findings:

- WTX-330 dosed at 0.024 mg/kg IV Q2W has a ~22-fold higher Cmax than rhIL-12 at its MTD (500 ng/kg; Atkins MB et al. 1997)
- Peak free IL-12 exposure after 0.024 mg/kg WTX-330 is ~5-fold lower than rhIL-12 at its MTD
- Across all dose levels, free IL-12 levels are very low (<1.6% of prodrug exposure)
- WTX-330 PK is approximately dose-proportional from 0.016 to 0.032 mg/kg
- PK exposure generally preserved upon repeat dosing

PK profiles for WTX-330 and free IL-12 compared to rhIL-12 Cmax at its MTD (mean ± SEM)



Cycle 1
Cycle 2
Concentration (nM)
10
1
0.1
0.01
0.001
WTX-330 Cmax (0.024mg/kg)
~22-fold
rhIL-12 Cmax (MTD)
~5-fold
Free IL-12 Cmax (0.024mg/kg)
LOQ 0.47 nM
0.016 MG/KG
0.024 MG/KG
0.032 MG/KG
WTX-330 prodrug
Free IL-12
0
2
4
6
8
10
12
14
Days from first dose

Abbreviations: MTD-maximum tolerated dose; PK-pharmacokinetic; IV-intravenous; Q2W-once every two weeks
Note: Preliminary PK data as of June 21, 2024.

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WTX-330 Increased Expression of T/NK Cell Activation & Antigen Presentation Genes

NanoString data show evidence of pleotropic IL-12 activities in the tumor microenvironment, including in MSS CRC

Changes in gene expression caused by WTX-330 demonstrating IL-12 activity:

- Increased expression of *IFNG, IL12RB2, CD8A, GRZMB and PRF1* associated with T cell activation and/or cytolytic function
- Increased expression of *CD274, CXCL10* and *CXCL9* consistent with an IFN response
- Upregulation of genes involved with antigen processing and presentation



Log2 fold change
-2 -1 0 1 2 3
T-Cell activation
Cytolytic Function
IFN response
Antigen Presentation
113-101 CRC (MSS) *
112-105 Cholangio
110-105 Urothelial
106-104 CRC (MSS) *, #
106-103 CRC (MSS)
106-101 Anal SCC *
102-106 Melanoma
102-104 Melanoma
102-101 CRC (MSS) #
TNFRSF8
IL12RB2
IFNG
CD8A
SLAMF7
PRF1
GZMK
GZMB
GZMA
IDO1
CXCL9
CXCL10
CD274
TAP2
TAP1
PSMB9
PSMB8
HLA-DRB4
HLA-DRB3
HLA-DRA
HLA-DQB1
HLA-DQA1
HLA-DPB1
HLA-DPA1
HLA-C
HLA-B
HLA-A
CD80
Gene

N=9 patients contributing paired tumor biopsies

Abbreviations: IFN-interferon; MSS-microsatellite stable; CRC-colorectal cancer; Cholangio-cholangiocarcinoma; SCC-squamous cell cancer; PD-pharmacodynamic
* Indicates that biopsied lesion was a liver metastasis; # representative multiplexed immunofluorescence analyses shown on next slide for these patients
Note: Preliminary clinical data as of October 7, 2024; figure does not include data from responding melanoma patients as biopsies showed no tumor

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©2025 WEREWOLF THERAPEUTICS32 | WTX-330 Increased Intratumoral T and NK Cell Expansion and Activation in MSS CRC Pretreatment On-treatment 102-101 MSS CRC Retroperitoneal lymph node Overall response: SD x 24wks 106-104 MSS CRC Liver metastasis Overall response: PD CD8 GRZB IFNγ NK Abbreviations: NK-natural killer; MSS-microsatellite stable; CRC-colorectal cancer; SD-stable disease; PD-progressive disease; wks-weeks, GrzB-granzyme B; scrn-screening (i.e., baseline/pretreatment) Note: Preliminary clinical data as of October 7, 2024. SCRN C1D22 0 50 100 150 CD8+ Cell Density C D 8+ /m m 2 1.5X SCRN C1D22 0 2 4 6 8 GrzB+CD8+ Cell Density G rz B + C D 8+ /m m 2 1.75X SCRN C1D22 0.0 0.5 1.0 1.5 GrzB+ NK Cell Density G rz B + N K /m m 2 SCRN C1D22 0 50 100 150 200 CD8+ Cell Density C D 8+ /m m 2 3.4X SCRN C1D22 0 2 4 6 8 10 GrzB+CD8+ Cell Density G rz B + C D 8+ /m m 2 8X SCRN C1D22 0 10 20 30 40 50 GrzB+ NK Cell Density G rz B + N K /m m 2

©2025 WEREWOLF THERAPEUTICS33 | Decreasing Peripheral IFNγ Levels with WTX-330 Dosing Correlate with Improved Tolerability C1D 1 P re C1D 2 C1D 3 C2D 1 C2D 2 C2D 3 0 5000 10000 15000 20000 80000 100000 120000 140000 IFNγ IF N γ (p g/ m L) 0.016 mg/kg 0.032 mg/kg 0.024 mg/kg Analysis of plasma IFNγ levels after WTX-330 dosing showed: • Dose-related IL-12 induction of IFNγ after the first dose • IFNγ “tachyphylaxis” beyond the first dose (levels were not measured after 2nd dose) Implications: • Elevated IFNγ levels likely account for early WTX-330 adverse events, like CRS • Decreased IFNγ levels with peripheral IL- 12 exposure could potentially be leveraged to improve WTX-330 tolerability and maximize tumor IL-12 exposure Abbreviations: IFN-interferon; CRS-cytokine release syndrome Note: Preliminary clinical data as of October 7, 2024. *Note that peripheral IFNγ levels were not measured after C1D15 dose *

WTX-330 Phase 1b/2 Clinical Trial (Actively Enrolling)

This clinical trial (WTX-330x2102), is a follow-on to the WTX-330 FIH Phase 1 clinical trial (WTX-330x2101)

Regimen Determining (n~50)

WTX-330 IV Q2W 28-day cycle

FIXED DOSE FINDING
Patients with r/r advanced/metastatic solid tumors

STEP-UP DOSE FINDING
Patients with r/r advanced/metastatic solid tumors

Expansion in Selected Indications (n~50)

ARM A (n~20): Locally advanced or metastatic cutaneous melanoma (1° or 2° resistance to SOC CPIs)

ARM B (n~20): Locally advanced or metastatic microsatellite stable (MSS) colorectal cancer (r/r to SOC but naïve to immunotherapy)

ARM C (n~10): Advanced NHL (r/r to SOC but CPI naïve)

Trial Details

Part A portion to drive choice of optimal regimen

Results of the Fixed Dose Finding will inform the step-up dose(s) to be explored

Criteria for advancement of a specific regimen includes:

- Total WTX-330 exposure delivered to patients
- Frequency of related toxicities and associated peripheral IFNγ
- Extent/frequency of IL-12 pharmacodynamic activity observed in on-treatment tumor biopsies
- antitumor activity

Abbreviations: FIH-first in human; PD-pharmacodynamics; IV-intravenous; Q2W-once every two weeks; r/r-relapsed/refractory; SOC-standard of care; CPI-checkpoint inhibitor; NHL-Non-Hodgkin's Lymphoma; IFNγ – interferon gamma

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Werewolf THERAPEUTICS

WTX-330 is a Potentially First-in-Class Systemically Administered IL-12 Therapy

Key Takeaways

- ✓ **First systemically administered IL-12 therapy with monotherapy clinical activity and a generally tolerable safety profile**
- ✓ **Increased therapeutic window:** WTX-330 delivered 22-fold more IL-12 on a molar basis than rhIL-12 therapy at its MTD
- ✓ **INDUKINE design proof-of-concept:** Second clinical program validating the INDUKINE design for delivery of toxic immune payloads with improved tolerability and clinical benefit
- ✓ **Safety and tolerability profile:** Related TEAEs were primarily mild to moderate in severity and consistent with known IL-12 safety profile; severe AEs were manageable and reversible
- ✓ **Antitumor Activity:** Demonstrated by a confirmed RECIST PR and target lesion shrinkage in two melanoma patients and stable disease for 16 and 24 weeks in two MSS CRC patients
  - NanoString data showed evidence of pleotropic IL-12 activity in the TME
  - Tumor biopsies from four patients with MSS CRC showed immune activation, including in liver metastases

Next Steps

- ✓ Actively enrolling in Phase 1b/2 clinical trial to optimize WTX-330 exposure in the TME
- ✓ Anticipated determination of dosing regimen by end of 2025

Abbreviations: MTD-maximum tolerated dose; TEAE-treatment-emergent adverse events; AE-adverse event; MSS-microsatellite stable; CRC-colorectal cancer; PR-partial response; TME-tumor microenvironment

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Werewolf THERAPEUTICS

©2025 WEREWOLF THERAPEUTICS36 | ©2025 WEREWOLF THERAPEUTICS INDUCER Molecules

INDUCER Molecules Utilize Werewolf’s PREDATOR Platform for Optimal TCE Design

INDUCER: Inducible T cell engager

TCE Challenges	Werewolf’s Solution
Cytokine Release Syndrome (CRS)	Optimized CD3 masking strategy to reduce CRS
Various "on-target, off-tumor" organ adverse effects (dose-limiting toxicity)	Novel, proprietary, tumor protease sensitive linkers to increase the therapeutic Index
Poor tumor exposure leading to sub-optimal therapeutic effect	Improved exposure of active INDUCER molecule in tumors


On-target, off-tumor
Poor tumor exposure
Excess cytokines


Systemic toxicity
Masked in circulation
Active in tumor
Pan-cancer linkers cleaved
T cell
T cell receptor
Tumor target
Tumor cell
Enhanced tumor exposure
Tumor

Abbreviation: TCE-T cell engager

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Werewolf THERAPEUTICS

INDUCER Molecules: Next Generation Conditionally Activated T Cell Engager Design

Harnessing proprietary masking technology and clinically validated pan-cancer linker to improve therapeutic index



Anti-CD3 mask
Anti-CD3
Tumor protease cleavable linkers
Tumor antigen binding domain
Tumor targeting mask
Anti-HSA VHH for half-life extension
T cell
Tumor

- **Proprietary and optimized anti-CD3 masking technology** to reduce systemic toxicity and off-tumor effects
- **Novel Pan-cancer Linker** acts as tumor-specific switch, enabling precise unmasking and conditional activation in the TME
- **Novel anti-CD3 Ab** optimized for developability
- Tumor-associated **antigen binding domain** selected for optimal immune cell engagement
- Tumor targeting **mask** utilized when target has more extensive expression in normal tissues
- Proprietary **anti-HSA VHH** for half-life extension & increased tumor exposure

Abbreviation: TME-tumor microenvironment

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©2025 WEREWOLF THERAPEUTICS

39 | ©2025 WEREWOLF THERAPEUTICS In Vitro Cell Killing In Vivo Cytokine Release INDUCER Masking Technology is Highly Differentiated -6 -5 -4 -3 -2 -1 0 1 2 0 10 20 30 40 50 TCE (Log nM) % C el l D ea th Unmasked αCD3 Masked αCD3+αTAA Masked -5 -4 -3 -2 -1 0 1 2 0 10 20 30 40 50 INDUCER (Log nM) % C el l D ea th αCD3 Masked Unmasked Targeted cell killing of SKOV3 tumor cells by TCEs with conventional peptide or Werewolf anti-CD3 masking strategies In vivo cytokine release in humanized NSG mice following administration of bivalent CD3 antibodies with conventional peptide or Werewolf anti-CD3 masking strategies When compared to conventional anti-CD3 masking in preclinical studies: • INDUCER anti-CD3 masking produced molecules with a greater range of inducibility, even when compared to a molecule with both anti-CD3 and anti-TAA conventional peptide masking • INDUCER anti-CD3 masking approach completely prevented CRS in humanized mice, outperforming conventional masking 0 8 16 24 32 40 48 0 500 1000 1500 2000 2500 Time (Hours) IF N γ (p g/ m l) 13X αCD3 Masked 1X Unmasked 1X αCD3 Masked 0 8 16 24 32 40 48 0 500 1000 1500 2000 2500 Time (Hours) IF N γ (p g/ m l) 13X αCD3 Masked 1X Unmasked 1X αCD3 Masked Conventional Masked TCE INDUCER Molecule Conventional Anti-CD3 Mask INDUCER Mask Abbreviations: TCE-T cell engager; CRS-cytokine release syndrome

40 | ©2025 WEREWOLF THERAPEUTICS In vitro Killing of Target Cells 0 10 20 30 40 -20 -10 0 10 20 Days After Initiation of Dosing % W ei gh t C ha ng e Vehicle 1x Unmasked INDUCER Molecule 10x Masked INDUCER Molecule Improved Tolerability in a Mouse Model With a Cross-Reactive TAA Antitumor Efficacy In a Humanized CDX Model 0 5 10 15 20 0 500 1000 1500 2000 2500 Study Day Tu m or v ol um e (m m 3) Vehicle 1x µg Unmasked INDUCER Molecule 3x ug αCD3 Masked INDUCER Molecule -6 -4 -2 0 2 4 0 20 40 60 80 INDUCER (Log nM) % C el l D ea th αCD3 Masked INDUCER Molecule: Intact αCD3 Masked INDUCER Molecule: Protease Cleaved Healthy Tissue Inhibition of Off-Tumor Toxicity Tumor Tumor Selective Activation INDUCER Molecules Provide Potent Antitumor Activity While Improving Tolerability

WTX-1011: STEAP1 INDUCER Molecule for Prostate Cancer

THE CHALLENGE

STEAP1 is a promising prostate cancer target with limited expression in normal tissues, but toxicities are associated with anti-STEAP1 T cell engager therapy

Unique Advantages of WTX-1011, a STEAP1 INDUCER Molecule

Potential for highly effective silencing of activity in the periphery and selective release of active T cell engager in tumors

Key Opportunities

- WTX-1011 is a potential first-in-class masked anti-STEAP1 T cell engager with an improved therapeutic index
- Potential to provide STEAP1 T cell engager therapy broadly to patients with metastatic castration-resistant prostate cancer
- Potential opportunities in other solid tumor types, including lung and colorectal



STEAP1 trimer (PDB 6y9b)

STEAP1 is Overexpressed in Prostate Cancer


Sample
Tumor
Control
STEAP1 Gene Expression
300
250
200
150
100
50
0
ACC BLCA BRCA CESC CHOL COAD DLBC ESCA GBM HNSC KICH KIRC KIRP LAML LGG LIHC LUAD LUSC OV PAAD PCPG PRAD READ SARC SKCM STAD TGCT THCA THYM UCEC UCS
Tumor

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©2025 WEREWOLF THERAPEUTICS

42 | ©2025 WEREWOLF THERAPEUTICS In Vitro Processing/Activation of WTX-1011 by Dissociated Tumors In Vivo Efficacy of WTX-1011 in LNCaP CDX Tumor Model WTX-1011 is Unmasked by Human Tumors and Demonstrates Antitumor Activity 0 10 20 30 40 100 200 300 Days After Dosing Tu m or V ol um e (m m 3 ) Vehicle 10X WTX-1011 1X Unmasked STEAP1 INDUCER • WTX-1011 was broadly unmasked by human prostate tumors specimens, and prostate PDX and CDX tumors • WTX-1011 controlled tumor growth in the LNCaP CDX tumor model WTX-1011 processing by dissociated human prostate tumors, patient derived xenograft (PDX) prostate tumors, and LNCaP cell-line derived xenograft (CDX) tumors Efficacy of unmasked STEAP1 INDUCER and WTX-1011 in the human T cell engrafted NSG mice LNCaP CDX tumor model Expression of STEAP1 on Prostate CDX and PDX Tumors A FFPE PDX prostate tumor or LNCAP CDX tumors were stained with an anti-human STEAP1 antibody and imaged using the Lunaphore COMET IF Imaging system STEAP1DAPI LNCAP CDX Prostate PDX Human PDX LNCaP 0 50 100 150 % P ro ce ss in g Human tumors, n=9 PDX tumor, n=8 LNCaP tumor, n=4

43 | ©2025 WEREWOLF THERAPEUTICS • WTX-1011 showed beneficial exposure in cynomolgus monkeys with a half–life close to 100 hours • WTX-1011 was stable in the periphery, with less than 0.7% of active INDUCER detected • Effective masking of WTX-1011 was confirmed by low levels of cytokine production compared to a 10-fold lower dose of unmasked STEAP1 INDUCER molecule 0 200 400 600 IL -6 (p g/ m L) 1x Non-masked STEAP1 INDUCER Molecule 10x WTX-1011 0 24 48 72 96 120 144 168 0 1000 2000 3000 4000 5000 Elapsed Time (hr) Pl as m a TC E Co nc en tr at io n (n g/ m L) Activated WTX-1011 WTX-1011 AUC0-168h Processed/ Intact: 0.62% Plasma levels of WTX-1011 and activated (unmasked) INDUCER molecule after IV administration of WTX-1011 in NHP Plasma IL-6 levels 4 hours after IV administration of non-masked STEAP1 INDUCER molecule or 10x greater dose of WTX-1011 Cytokine Release in NHPPK of WTX-1011 in NHP WTX-1011 has Favorable PK, Limited Peripheral Activation, and Negligible Cytokine Release in NHP Abbreviations: PK-pharmacokinetics; NHP-non-human primate; IV-intravenous

Investment Highlights

Deep and Diversified Pipeline Utilizing Unique PREDATOR® Platform

Tissue-Targeted Conditionally Activated Biologics with Near-Term Milestones

Clinical Stage INDUKINE™ Molecules:

- **WTX-124 (IL-2 prodrug)** interim Phase 1/1b data readout expected in **4Q25**; Meeting with FDA planned in **2H25** to discuss potential registrational pathways
- **WTX-330 (IL-12 prodrug)** Initiated Phase 1b/2 follow-on dose- and regimen-finding study in **1Q25;** anticipated determination of dosing regimen by **end of 2025**

Next-Generation INDUCER™ Molecules:

- Harness PREDATOR masking technology and novel protease linkers to overcome therapeutic index limitations seen with other T cell engagers
- **WTX-1011 STEAP1 INDUCER T Cell Engager** for prostate cancer
- Additional INDUCER development candidate nomination expected in **2H25**

Solid Foundation

- Operational Expertise with Experienced Management Team
- **$77.6M in cash and equivalents** as of June 30, 2025
- **Runway into 4Q26** with multiple potential near-term catalysts
- Developmental pipeline and customizable technology provides partnering opportunities

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Werewolf THERAPEUTICS

©2025 WEREWOLF THERAPEUTICS45 | Experienced Leadership Daniel J. Hicklin, PhD President and CEO Randi E. Isaacs, MD Chief Medical Officer Steven Bloom Chief Business Officer Tim Trost, CPA Chief Financial Officer Chulani Karunatilake, PhD Chief Technology Officer William Winston, PhD Senior Vice President, Research

©2025 WEREWOLF THERAPEUTICS46 | Thank you!